UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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April 30, 2010

To Our Shareholders:

On behalf of the Board of Directors and management of Innotrac Corporation, I cordially invite you to the Annual Meeting of Shareholders to be held on June 2, 2010, at 9:00 AM, local time, at Innotrac Corporation Headquarters located at 6465 East Johns Crossing, Suite 400, Johns Creek, GA 30097.

At the Annual Meeting, shareholders will be asked to consider and vote upon two items:

•	The re-election of two current Innotrac directors. Information about the nominees for director and certain other matters is contained in the accompanying Proxy Statement, and
•	The 2010 Innotrac Corporation Stock Award Plan. Information about the plan is contained in the accompanying Proxy Statement.

A copy of Innotrac’s 2009 Annual Report to Shareholders, which contains financial statements and other important information about Innotrac’s business, is also enclosed.

It is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. We encourage you to specify your voting preferences. If you are a shareholder of record, you can vote your shares by the internet or by telephone by following the instructions on your Proxy Card. If you wish to vote by mail, please date, sign, and mail the enclosed Proxy Card promptly.

Regardless of whether you plan to attend the meeting in person, please complete the enclosed Proxy Card and return it promptly in the enclosed envelope, or vote by using any other method described on your Proxy Card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

I hope you are able to attend, and look forward to seeing you.

Sincerely, SCOTT D. DORFMAN Chairman of the Board, President and Chief Executive Officer

INNOTRAC CORPORATION
6465 East Johns Crossing Suite 400
Johns Creek, Georgia 30097

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 2, 2010

To the Shareholders of Innotrac Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Innotrac Corporation will be held at 9:00 AM, local time, on Wednesday, June 2, 2010, at Innotrac Corporation Headquarters located at 6465 East Johns Crossing, Suite 400, Johns Creek, GA 30097 in the Conference Room for the following purposes:

1.	To elect two directors whose terms, if re-elected, will expire in 2013,

2.	To vote on and approve the Innotrac 2010 Stock Award Plan; and

3.	To consider such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Only holders of Innotrac’s Common Stock of record as of the close of business on Friday, April 23, 2010 are entitled to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed Proxy Card in the return envelope provided, or vote by using any other method described on your Proxy Card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

The enclosed Proxy Statement, Proxy Card and Annual Report to Shareholders, which includes a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, are also available on our web site at http://www.innotrac.com

April 30, 2010	By Order of the Board of Directors, George M. Hare Secretary

Your Vote is Important

Whether or not you expect to be present at the Annual Meeting, we urge you to vote your shares. You can vote your shares by the internet or by telephone by following the instructions on your Proxy Card. If you wish to vote by mail, please date, sign, and promptly return the enclosed Proxy Card in the enclosed business reply envelope. The proxy may be revoked at any time prior to exercise, and if you are present at the Annual Meeting, you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.

Innotrac Corporation
Proxy Statement Contents

Introduction	1

Quorum and Voting Requirements	2

Voting Securities and Principal Shareholders	2

Section 16(a) Beneficial Ownership Reporting Compliance	4

Board Matters	4

Items for Vote:
Item No. 1: Election of Directors	8
Item No. 2: The 2010 Innotrac Corporation Stock Award Plan

Compensation of Executive Officers and Directors:
Summary Compensation Table	14

Narrative Disclosure to Summary Compensation Table	14

Outstanding Equity Awards at Fiscal Year-End	19

Potential Payments Upon Termination or Change in Control	19

Non-Employee Director Compensation	19

Compensation Committee Interlocks and Insider Participation	20

Related Person Transactions	21

Equity Compensation Plans	22

Accounting Matters:
Independent Registered Public Accounting Firm	22

Report of the Audit Committee	24

Shareholders’ Proposals for 2011 Annual Meeting	25

Other Matters	25

PROXY STATEMENT
Dated April 30, 2010
For the Annual Meeting of Shareholders
To be Held June 2, 2010

INTRODUCTION

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Innotrac Corporation (“Innotrac” or the “Company”) for use at Innotrac’s 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 2, 2010, including any postponement, adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to shareholders on or about April 30, 2010.

Only shareholders of record at the close of business on April 23, 2010 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 12,600,759 shares of the Company’s common stock, $0.10 par value per share (the “Common Stock”) issued and entitled to vote at the Annual Meeting.

Shareholders are requested to provide their voting instructions by the Internet, by telephone, or by mail in the accompanying proxy duly executed and returned to the management of Innotrac. Proxies that are properly delivered, and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of Innotrac or by personally withdrawing the proxy at the Annual Meeting and voting in person.

Abstentions and broker non-votes will not be considered in the election of nominees to the Board of Directors, but will be treated as votes against any other proposals presented to the shareholders.  A broker non-vote occurs when a proxy received from a broker or other nominee holding shares on behalf of a client does not contain voting instructions on a “non-routine” matter because the broker or nominee has not received specific voting instructions from the client with respect to such non-routine matter.  The proposals in this proxy statement are non-routine matters and accordingly the brokerage firm cannot vote your shares on those proposals without your instructions.  A new rule change effective in 2010 no longer permits brokers to vote in the election of Directors if the broker has not received instructions from the beneficial owner, accordingly, it is now particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

If your shares of Common Stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted - the instructions may appear on the special proxy card provided to you by your nominee (also called a “voting instruction form”). Your nominee may offer you different methods of voting, such as by telephone or Internet. If you do hold your shares in “street” name and plan on attending the Annual Meeting, you should request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the Annual Meeting and vote at that time (your broker may refer to it as a “legal” proxy).

A copy of Innotrac’s Annual Report to Shareholders, which includes a copy of the Annual Report on Form 10-K for the year ended December 31, 2009, is being furnished herewith. Any record or beneficial shareholder as of the Record Date may request a copy of any exhibits to the Annual Report on Form 10-K, upon payment of Innotrac’s reasonable expenses in furnishing the exhibits, by submitting a written request to:

Innotrac Corporation
6465 East Johns Crossing Suite 400
Johns Creek, Georgia 30097
Attn.: Secretary

If the person requesting exhibits was not a shareholder of record on the Record Date, the request must include a representation that the person was a beneficial owner of Common Stock on that date.

This Proxy Statement and the enclosed Proxy Card and Annual Report to Shareholders are available on our web site at www.innotrac.com.

QUORUM AND VOTING REQUIREMENTS

The holders of a majority of the shares entitled to vote on the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at the Annual Meeting. The required vote for each item of business at the Annual Meeting is as follows:

➢
For Item 1 on the Proxy Card, the election of directors, the nominee for each vacancy receiving the greatest number of votes at the Annual Meeting, assuming a quorum is present, shall be deemed elected, even though such nominee may not receive a majority of the votes cast.

➢
For Item 2 on the Proxy Card, approval of the 2010 Innotrac Stock Award Plan, assuming a quorum is present, a majority of the votes cast must be cast in favor of the 2010 Innotrac Stock Award Plan to be approved.

➢
For any other business at the Annual Meeting, if more shares are voted in favor of the matter than against it, assuming a quorum is present, the matter shall be approved, unless the vote of a greater number is required by law.

In counting the votes cast, only those cast “for” and “against” a matter are included, although you cannot vote “against” a nominee for director. An abstention and a “broker non-vote” are counted only for purposes of determining the presence of a quorum at the Annual Meeting. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable regulations because the brokers have not received clear voting instructions from their customers.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning the beneficial ownership of the Common Stock, which is Innotrac’s only class of voting stock, at April 23, 2010, by:

•	each person known to Innotrac to beneficially own more than 5% of the Common Stock;
•	each director (including nominees for re-election), and each of the executive officers named in the Summary Compensation Table for 2010; and
•	all of Innotrac’s directors and executive officers as a group.

To Innotrac’s knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with regard to all shares beneficially owned.

Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned
Scott D. Dorfman	5,632,003	(2)(3)	41.7%
IPOF Group	4,321,771	(4)	32.7%
James R. McMurphy	225,629	(5)	1.7%
Larry C. Hanger	223,597	(6)	1.7%
Robert J. Toner	240,503	(7)	1.8%
Martin J. Blank	155,750	(8)	1.2%
Bruce V. Benator	114,750	(9)	*
Joel E. Marks	98,750	(10)	*
Thomas J. Marano	43,750	(11)	*
All directors and executive officers as a group (9 persons)	6,784,732		50.3%

_________________
*	Denotes less than 1%

(1)
Beneficial ownership is determined under the rules of the Securities and Exchange Commission. These rules deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options or of a group of which the person is a member, but they do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person or group. For purposes of the above table, as of April 23, 2010, there were 12,860,759 shares of Common Stock outstanding, which number includes 265,956 shares of restricted stock issued in 2007 and 260,000 shares of restricted stock issued in 2010 that are not considered outstanding for other purposes, such as the cover of the Company’s annual report on Form 10-K filed on March 31, 2010, because those shares are held by the Company until they fully vest.

(2)
Includes an aggregate of 160,033 shares owned by: (i) Mr. Dorfman’s wife individually and as custodian for the benefit of their children; (ii) Mr. Dorfman’s brother as trustee for the benefit of Mr. Dorfman’s children; (iii) shares held by Mr. Dorfman’s children directly; and (iv) shares held by Mr. Dorfman as custodian for his children. Mr. Dorfman’s address is 6465 East Johns Crossing, Suite 400, Johns Creek, Georgia 30097.

(3)	Includes 75,000 shares subject to presently exercisable options.

(4)
The IPOF Group consists of IPOF Fund, L.P., the David Dadante Revocable Trust dated May 14, 2003 and David Dadante, individually. Pursuant to an order dated November 21, 2005, the United States District Court for the Northern District of Ohio (the “Court”) appointed Mr. Mark E. Dottore the Receiver to the assets of IPOF Group. The Court determined that Mr. Dottore, as Receiver, was to administer the assets of the IPOF Group with the same rights and powers as a general partner in a limited partnership pursuant to Ohio Revised Code Chapter 1782 Limited Partnerships. The address of Mr. Dottore is 2344 Canal Road, Cleveland, Ohio 44113.

(5)	Includes 100,000 shares subject to presently exercisable stock options.

(6)	Includes 92,500 shares subject to presently exercisable stock options.

(7)	Includes 84,333 shares subject to presently exercisable stock options.

(8)	Includes 98,750 shares subject to presently exercisable stock options.

(9)	Includes 98,750 shares subject to presently exercisable stock options.

(10)	Includes 10,000 shares held by the Marks Family, LLP and 53,750 shares subject to presently exercisable stock options.

(11)	Includes 28,750 shares subject to presently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the Nasdaq Global Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company, the Company believes that, during 2009, all Section 16(a) filing requirements were met.

BOARD MATTERS

Board

The Bylaws of Innotrac provide that the Board of Directors shall consist of no fewer than five or more than eleven directors, with the exact number being set from time to time by the Board or the shareholders. During fiscal 2009, the Board consisted of five directors, one of whom, Mr. Dorfman, was an employee of the Company.

The Board has determined that a majority of its members are independent as defined under Nasdaq listing standards. The independent directors are Messrs. Bruce V. Benator, Martin J. Blank, Thomas J. Marano, and Joel E. Marks. These independent directors meet regularly in executive sessions without management present.

The Board of Directors meets on a regular basis to supervise, review and direct Innotrac’s business and affairs. During the 2009 fiscal year, the Board held 6 meetings.  Mr. Dorfman was the only board member to attend the Company’s 2009 Annual Meeting of Shareholders.  The Company does not require its board members to attend the annual meeting of shareholders.

Committees

During fiscal 2009, the Board of Directors had three standing committees to which it assigned certain responsibilities in connection with the governance and management of its affairs: the Audit, Compensation, and Nominating/Governance Committees. Each committee operates under a written charter adopted by the Board, which are available at Innotrac’s website at www.innotrac.com through the “Investors” link.  Each of the directors attended at least 75% of the Board meetings and meetings of committees on which they served during the 2009 fiscal year, or portion thereof during which he served as a director.

The composition of these committees during fiscal 2009, and the number of meetings they held, was as follows:

	Audit	Compensation	Nominating/ Governance
Number of Meetings	5	1	1
Name of Director
Bruce V. Benator			X
Martin J. Blank	X	Chair	X
Thomas J. Marano	X		Chair
Joel E. Marks	Chair	X	X

Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities. The Audit Committee’s duties, responsibilities and activities include reviewing Innotrac’s financial statements, reports and other financial information, overseeing the annual audit and the independent auditors, and reviewing the integrity of Innotrac’s financial reporting process and the quality and appropriateness of its accounting principles. The Report of the Audit Committee is included herein beginning at page 24.

The Board has determined that Mr. Marks satisfies the “audit committee financial expert” criteria adopted by the SEC under Section 407 of the Sarbanes-Oxley Act of 2002. The members of the Audit Committee also meet the additional independence criteria applicable to audit committee members and the financial literacy requirements of Nasdaq listing standards.

Compensation Committee. The Compensation Committee is responsible for the review and approval of compensation of employees above a certain salary level, the review of management recommendations relating to incentive compensation plans, the administration of Innotrac’s Stock Incentive and Senior Executive Compensation Plans, the review of compensation of directors and consultation with management and the Board on senior executive continuity matters.

Nominating/Governance Committee. The Nominating/Governance Committee is responsible for reviewing matters pertaining to the composition, organization and practices of the Board of Directors (including a periodic evaluation of the Board in meeting its corporate governance responsibilities) and for recommending to the full Board a slate of directors for consideration by the shareholders at the annual meeting and candidates to fill any vacancies on the Board.

Director Nominations

Nominations Process. The Nominating/Governance Committee is responsible for considering and making recommendations to the Board concerning nominees to recommend to the shareholders in connection with Innotrac’s annual meeting of shareholders, and nominees for appointments to fill any vacancy on the Board. To fulfill these responsibilities, the Committee periodically considers and makes recommendations to the Board regarding what experience, talents, skills and other characteristics the Board as a whole should possess in order to maintain its effectiveness. In determining whether to nominate an incumbent director for re-election, the Board and the Nominating/Governance Committee evaluate each incumbent’s continued service in light of the Board’s collective requirements at the time such director’s Class comes up for re-election.

When the need for a new director arises (whether because of a newly created Board seat or vacancy), the Nominating/Governance Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including by engaging director search firms. The Committee reviews the qualifications of each candidate. Final candidates are generally interviewed by one or more Board members. The Committee then makes a recommendation to the Board based on its review, the results of interviews with the candidate and all other available information. The Board makes the final decision on whether to invite the candidate to join the Board.

Director Qualifications. The Nominating/Governance Committee is responsible for considering and making recommendations to the Board concerning criteria for the selection of qualified directors. At a minimum, directors should have high moral character and personal integrity, demonstrated accomplishment in his or her field, the ability to devote sufficient time to carry out the duties of a director, and be at least 21 years of age. In addition to these minimum qualifications for candidates, in evaluating candidates the Board and the Committee may consider all information relevant in their business judgment to the decision of whether to nominate a particular candidate for a particular Board seat, taking into account the then-current composition of the Board. These factors may include: a candidate’s professional and educational background, reputation, industry knowledge and business experience, and the relevance of those characteristics to Innotrac and the Board; whether the candidate will complement or contribute to the diversity of talents, skills, background, experience, and other characteristics needed to maintain the Board’s effectiveness; the candidate’s ability to fulfill the responsibilities of a director and of a member of one or more of the Board’s standing committees; whether the candidate is independent; and whether the candidate is financially literate or a financial expert.  The composition of the current Board of Directors reflects diversity in business and professional experience and skills.

Shareholder Nominations. Nominations of individuals for election to the Board at any meeting of shareholders at which directors are to be elected may be made by any Innotrac shareholder entitled to vote for the election of directors at that meeting by complying with the procedures set forth in Article III, Section 3 of Innotrac’s Bylaws. Article III, Section 3 generally requires that shareholders submit nominations by written notice to the President of the Company setting forth certain prescribed information about the nominee and nominating shareholder. That section also requires that the nomination be submitted at a prescribed time in advance of the meeting, as described below in “Shareholders’ Proposals for the 2010 Annual Meeting.”

The Nominating/Governance Committee will consider recommending to the Board that it include in the Board’s slate of director nominees for a shareholders’ meeting a nominee submitted to Innotrac by a shareholder. In order for the Committee to consider such nominees, the nominating shareholder should submit the information about the nominee and nominating shareholder described in Article III, Section 3 of the Bylaws to the President at Innotrac’s principal executive offices not less than 14 nor more than 50 days before the first anniversary of the date that Innotrac’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders. The nominating shareholder should expressly indicate that such shareholder desires that the Board and the Committee consider such shareholder’s nominee for inclusion with the Board’s slate of nominees for the meeting. The nominating shareholder and shareholder’s nominee should undertake to provide, or consent to Innotrac obtaining, all other information the Board and the Committee request in connection with their evaluation of the nominee.

The shareholder’s nominee must satisfy the minimum qualifications for director described above. In addition, in evaluating shareholder nominees for inclusion with the Board’s slate of nominees, the Board and Committee may consider all relevant information, including: the factors described above; whether there are or will be any vacancies on the Board; the size of the nominating shareholder’s Innotrac holdings and the length of time such shareholder has owned such holdings; whether the nominee is independent of the nominating shareholder and able to represent the interests of Innotrac and its shareholders as a whole; and the interests and/or intentions of the nominating shareholder.

Communicating with the Board

The Board has established a procedure by which shareholders may send communications to the Board. Shareholders desiring to communicate directly with the Board can leave a confidential voice mail message at (678) 584-4039 which is a dedicated telephone number for the Board, or can send communications to the Board by e-mail at bod@innotrac.com or by regular mail sent to the Company’s headquarters listed on the first page of this Proxy Statement directed to the attention of the Chairman of the Board. The General Counsel or outside counsel for Innotrac will review the communication and respond accordingly.

Code of Ethics and Business Conduct

Innotrac’s Board has adopted a Code of Ethics and Business Conduct applicable to all directors, officers and employees, including the principal financial and accounting officer. Waivers of the provisions of the Code for the benefit of any director or executive officer can only be granted by the Audit Committee. The Code is available at Innotrac’s website at www.innotrac.com through the “Investor Relations” link. Any waivers of the Code for the benefit of any director or executive officer will also be disclosed at that site.

Board Leadership Structure

The board of directors has not separated the position of Chairman of the board and Chief Executive Officer.  Scott D. Dorfman, the founder of the Company, currently serves as both Chairman and Chief Executive Officer of the Company.  Each of the standing committees of our board of directors is chaired by an independent director and each of our Audit, Compensation and Nominating/Governance Committees is comprised entirely of independent directors.

The board of directors believes that combining the position of Chief Executive Officer and Chairman of the Board allows the Chief Executive Officer to serve as a bridge between management and the Board, ensuring that both groups act with a common purpose.  The Chief Executive Officer is the individual selected by the board of directors to manage the Company on a day to day basis, and his direct involvement in the Company’s operations makes him well positioned to lead productive board strategic planning sessions and determine the time allocated to each agenda item in discussions of the Company’s short- and long-term objectives.

Additionally, the board has not appointed a lead independent director.  Currently, the board consists of five directors, four of whom are independent.  Due to the small size of the board, all of the independent directors are able to closely monitor the activities of the Company and meet regularly in executive sessions without management to discuss the development and strategy of the Company.  These executive sessions allow the independent directors to review key decisions and discuss matters in a manner that is independent of our Chief Executive Officer.  Therefore, the board has determined that a lead independent director is not necessary at this time.  As the composition of the board changes and/or grows in the future, the board of directors intends to reevaluate the need for a lead independent director.

Board’s Role in Risk Management Process

Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management.  The board believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.  The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, competitive and reputational risks.  Additionally, senior management is available to address any questions or concerns raised by the board on risk management-related and any other matters.

While the board is ultimately responsible for risk oversight at the Company, our three board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with the Nasdaq rules, discusses policies with respect to risk assessment and risk management.  The Compensation Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.  The Nominating/Governance Committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

ITEMS FOR VOTE

ELECTION OF DIRECTORS
(Item Number 1 on the Proxy Card)

The Board is divided into three classes of directors serving staggered three-year terms. Two directors are to be elected at the Annual Meeting for a three-year term expiring in 2013.  Upon the recommendation of the Nominating/Governance Committee, the Board has nominated Scott D. Dorfman and Thomas J. Marano for these positions.  Messrs. Dorfman and Marano have each indicated that he will serve if elected, but if the situation should arise that he is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board of Directors.

The following information, as of March 31, 2010, has been furnished by the nominees for director and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

Nominees for Director at the Annual Meeting and Whose Terms Will Expire in 2013 if Elected

Name (Age)	Information About the Nominees

Scott D. Dorfman (52)
Mr. Dorfman founded Innotrac and has served as Chairman of the Board, President and Chief Executive Officer since its inception in 1984.

As Chairman, President, and Chief Executive Officer, as well as the founder, of the Company, and with over 25 years of experience at the Company, Mr. Dorfman brings to the Board of Directors a deep knowledge and understanding of the Company, its operations, and its line of business.

Thomas J. Marano (59)
Mr. Marano has been a director of Innotrac since August 2005.  Mr. Marano is the Chief Executive Officer of Air Serv Corporation. As CEO, Mr. Marano oversees the company's growth strategy and execution while building on Air Serv's values of integrity and service excellence.  Mr. Marano rejoined Air Serv in 2006, after serving as CEO of Coffeecol, a food service coffee company.  Before Mr. Marano’s initial relationship with Air Serv Corporation, Mr. Marano was the President and Chief Operating Officer for AHL Services, Inc.  During his six years there, he was instrumental in helping the company’s U.S. business grow from $60 million to $600 million.   Prior to joining AHL Services, Mr. Marano was Vice President of Sales and Marketing for the Fountain Division of The Coca-Cola Company. While at The Coca-Cola Company, he rebuilt and restructured that division and established the field marketing organization.  Prior to Coca-Cola, Mr. Marano served in a variety of marketing and operational management roles, including Vice President of Apple Computer Corporation and Pepsi-Cola Company.

Mr. Marano has extensive leadership experience in the business services industry which demonstrates his management capability and business insight.  His experience brings valuable expertise in global operational issues and other industry practices to the Board of Directors.

Directors Whose Terms Expire in 2011

Name (Age)	Information About the Continuing Directors

Bruce V. Benator (52)
Mr. Benator has been a director of Innotrac since 1997 and is the Managing Partner of Williams Benator & Libby, LLP, certified public accountants and consultants.  He has been affiliated with the firm since 1984 and is the firm’s Director of Accounting and Auditing Services.  From 1979 to 1984, Mr. Benator was employed by Ernst & Young, LLP.

Mr. Benator has served as a Director since the Company’s initial public offering in 1996, and has a unique knowledge of the operations of the Company and the Board of Directors.  Additionally, Mr. Benator’s financial expertise and accounting skills are invaluable to the Board of Directors.

Directors Whose Terms Expire in 2012

Name (Age)	Information About the Continuing Directors

Martin J. Blank (63)
Mr. Blank has been a director of Innotrac since 1997.  Mr. Blank was a co-founder of Automobile Protection Corporation, or APCO, a company engaged in the design, marketing and administration of extended vehicle service contracts and warranty programs.  Mr. Blank served as Secretary and Director of APCO since its inception in 1984 and as Chairman of the Board and Chief Operating Officer since 1988 until his retirement on December 31, 2003.  Prior to co-founding APCO, Mr. Blank practiced law and represented and provided financial management for professional athletes.  Mr. Blank is admitted to the bar in the States of Georgia and California.

Mr. Blank has co-founded and successfully managed a company in the business services industry from its inception through a public offering and to its eventual sale.  As such he brings to the Board of Directors leadership expertise and business insight.  Additionally, Mr. Blank provides essential insight and guidance to the board on legal matters.

Joel E. Marks (53)
Mr. Marks has been a director of Innotrac since 2002 and since July 1, 2004, has served as Vice Chairman & Chief Operating Officer of Advanced Equities Financial Corp., a privately-held financial services holding company.  Mr. Marks was formerly the President of Innovative Brokerage Solutions, Inc. from May 2002 until June 2004, providing investment consulting services to the independent brokerage community.  From January 2001 to April 2002, Mr. Marks served as a Senior Vice President and Managing Director of First Union Securities, Inc.  Prior to that, Mr. Marks served as Vice Chairman and Chief Operating Officer of JWGenesis Financial Corp., a firm he founded in 1983 and was acquired by First Union Securities, Inc. in January 2001.  From 1987 through 1994, Mr. Marks served as Chief Financial Officer and Senior Vice President of APCO.  Mr. Marks obtained his certification as a public accountant in 1978 and was employed in various capacities in both the audit and tax departments of the accounting firm of Deloitte Haskins & Sells (now Deloitte LLP).

Mr. Marks’ certification as a public accountant, as well as his extensive experience in investment banking, provides the Board of Directors with unique expertise in complex financial issues, investment opportunities, and financial analysis.

APPROVAL OF THE INNOTRAC CORPORATION 2010 STOCK AWARD PLAN
(Item Number 2 on the Proxy Card)

Purpose of the 2010 Stock Award Plan
 The Board of Directors adopted the Innotrac Corporation 2010 Stock Award Plan (the “2010 Stock Award Plan”) on March 29, 2010, subject to shareholder approval, with all five (5) Directors voting in favor of adoption.  The Board of Directors is recommending that the Company’s shareholders approve the 2010 Stock Award Plan for a number of reasons, including compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  See “Compliance with Section 162(m) of the Internal Revenue Code” below.  The 2010 Stock Award Plan, if approved by the shareholders, will be effective March 29, 2010, and will remain in effect until March 28, 2020, unless it is terminated by the Board at an earlier date.  No further grants will be made under the Company’s previously adopted 2000 Stock Option and Incentive Award Plan.

The Board of Directors believes that the 2010 Stock Award Plan will be the most direct way of making incentive compensation more dependent upon increases in shareholder value.  It is the intent of the 2010 Stock Award Plan to provide the opportunity and incentive through which employees and directors can build a financial stake in the Company, so as to align their economic interests with those of the shareholders.  The 2010 Stock Award Plan is designed to play an integral role in the ability of the Company to attract and retain key employees, directors, and independent contractors.  Equity ownership among employees is an incentive, which can enhance company growth, profitability, and, accordingly, shareholder value.

The following description of the material features of the 2010 Stock Award Plan is a summary and is qualified in its entirety by reference to the 2010 Stock Award Plan, a copy of which is attached as Exhibit A. The 2010 Stock Award Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Description of Awards
Awards granted under the 2010 Stock Award Plan may be “incentive stock options” (“ISOs”), as defined in Section 422 of the Code; “nonqualified stock options” (“NQSOs”); shares of Common Stock, or units which represent the right to obtain shares of Common Stock, which may be nontransferable and/or forfeitable under restrictions, terms and conditions set forth in the award agreement (“restricted stock” or “stock awards,” or in the case of units, “restricted stock units” or “RSUs”); stock appreciation rights (“SARs”); performance shares; or performance units.  ISOs may be granted only to employees of the Company, including officers.  NQSOs may be granted to any person employed by or performing services for the Company, including non-employee directors and independent contractors.

       The Compensation Committee of the Board of Directors (the “Committee”) or its designee generally has discretion to set the terms and conditions of grants and awards, including the term, exercise price, and vesting conditions (including vesting based on the Company’s performance or upon share price performance); to select the persons who receive such grants and awards; and to interpret and administer the 2010 Stock Award Plan. The number of shares of Common Stock with respect to which awards may be granted under the 2010 Stock Award Plan is a maximum of 1,200,000 shares, subject to anti-dilution and similar provisions, plus any shares that are subject to outstanding grants under the Company’s 2000 Stock Award Plan which expire, are forfeited, or otherwise terminate without delivery of shares.  All of the shares available for issuance under the 2010 Stock Award Plan (but in no event more than 1,200,000 shares) may be issued pursuant to ISOs.  The maximum aggregate number of shares for which options (ISOs and NQSOs) and SARs may be granted to any individual during any calendar year is 300,000 shares, subject to anti-dilution and similar provisions.  The maximum aggregate number of shares of restricted stock, RSUs, and performance shares or units that may be granted to any individual during any calendar year is also 300,000 shares, subject to anti-dilution and similar provisions.  With respect to performance awards that have a specific dollar-value target or are performance units, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to performance awards granted in any one calendar year to any one participant shall be $2,000,000.  The Board of Directors may at any time amend or terminate the 2010 Stock Award Plan, subject to applicable laws. The Company will pay the administrative costs of the 2010 Stock Award Plan.

Options.  The option price for each ISO and each NQSO cannot be less than one-hundred percent (100%) of the fair market value of the Common Stock subject to the option as of the date of grant.  ISOs are also subject to certain limitations prescribed by the Code, including the requirement that such options cannot be granted to employees who own more than ten percent (10%) of the combined voting power of all classes of voting stock (a “principal shareholder”) of the Company, unless the option price is at least one-hundred ten percent (110%) of the fair market value of the Common Stock subject to the option as of the date of grant.  In addition, an ISO granted to a principal shareholder cannot be exercisable more than five (5) years from its date of grant.

                Full payment of the option price must be made when an option is exercised.  The purchase price can be paid in cash or in such other form of consideration as the Committee may approve, which may include shares of Common Stock valued at their fair market value on the date of exercise or a net or cashless exercise, or by any other means that the Committee determines to be consistent with the 2010 Stock Award Plan’s purpose and applicable law. A participant will have no rights as a shareholder with respect to the shares subject to his option until the option is exercised.  The Committee shall determine and set forth in the award agreement the extent to which options are exercisable after termination of employment.

       SARs.  A stock appreciation right (“SAR”) granted under the 2010 Stock Award Plan entitles the grantee to receive an amount payable in shares of stock and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the specified purchase price, which, unless determined otherwise by the Committee, will be the fair market value of a share on the date the SAR is granted.  SARs may be granted in tandem with a related stock option or independently.  If a SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both.  The Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of employment.

        Restricted Stock.  Restricted stock awards may be made either alone, in addition to or in tandem with other types of awards permitted under the 2010 Stock Award Plan, and may be current grants of restricted stock or deferred grants.  The terms of restricted stock awards, including the restriction period, performance targets applicable to the award, and the extent to which the grantee will have the right to receive unvested restricted stock following termination of employment or other events, will be determined by the Committee and will be set forth in the agreement relating to such award.  Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, provided, however, that the Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock, or may require that dividends on such shares be paid to the Company for the account of the grantee, to be released when the restrictions on the restricted stock lapse.

                Restricted Stock Units.  A restricted stock unit, or RSU, is an unsecured promise to transfer a share of Common Stock at a specified future date (which can be later than the vesting date of the award at which the right to receive the shares becomes nonforfeitable).  RSUs represent the right to receive a specified number of shares of Common Stock at such times, and subject to such conditions, as the Committee determines.  A participant to whom RSUs are awarded has no rights as a shareholder with respect to the shares represented by the RSUs unless and until shares are actually delivered to the participant in settlement of the award.  However, RSUs may have dividend equivalent rights if determined by the Committee and set forth in the award agreement.

Performance Shares and Units.  Performance shares are awards granted in terms of a stated potential maximum number of shares, with the actual number and value earned to be determined by reference to the satisfaction of performance targets established by the Committee.  Such awards may be granted subject to any restrictions deemed appropriate by the Committee.

Termination of Awards
The terms of an award may provide that it will terminate, among other reasons, upon the holder’s termination of employment or other status with the Company or its subsidiaries, upon a specified date, upon the holder’s death or disability, or upon the occurrence of a change in control of the Company. Also, the Committee may, within the terms of the 2010 Stock Award Plan, provide in the award agreement for the acceleration of vesting for any of the above reasons.

Compliance with Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code denies a deduction by an employer for certain compensation in excess of  one million dollars ($1,000,000) per year paid by a publicly traded corporation to the Chief Executive Officer or any of the three (3) most highly compensated executive officers other than the principal financial officer and the Chief Executive Officer (the “162(m) Named Executive Officers”).  Compensation realized with respect to stock options and SARs, including upon exercise of a SAR or NQSO or upon a disqualifying disposition of an ISO, as described below under “Certain Federal Income Tax Consequences,” will be excluded from this deduction limit if certain requirements are satisfied, including a requirement that the 2010 Stock Award Plan be approved by the Company’s shareholders.  In addition, other types of awards under the 2010 Stock Award Plan may be excluded from this deduction limit if they are conditioned on the achievement of one (1) or more of the performance measures described below, as required by Section 162(m) of the Code. To satisfy the requirements that apply to “performance-based” compensation, those performance measures must be approved by the Company’s shareholders, and approval of the 2010 Stock Award Plan will constitute approval of those measures.

Performance Measures
If awards granted or issued under the 2010 Stock Award Plan other than stock options and SARs are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the performance measure(s) to be used for purposes of such awards shall be chosen by the Committee from among the following (which may relate to the Company or a business unit, division, or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost, or goals related to acquisitions or divestitures.  The Committee can establish other performance measures for performance awards granted to participants who are not 162(m) Named Executive Officers and for performance awards granted to 162(m) Named Executive Officers that are not intended to qualify under the performance-based compensation exception of Section 162(m) of the Code.

               The Committee shall be authorized to make adjustments in performance-based criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles.  The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established performance measures; provided, however, that awards that are designed to qualify for the performance-based compensation exception from the deductibility limitations of Section 162(m) of the Code, and that are held by 162 (m) Named Executive Officers, may not be adjusted upward (except as a result of adjustments permitted by this paragraph), but the Committee shall retain the discretion to adjust such awards downward.

Certain Federal Income Tax Consequences.

Options. Under current tax law, a holder of an ISO under the 2010 Stock Award Plan does not, as a general matter, realize taxable income upon the grant or exercise of the ISO.  (Depending upon the holder’s income tax situation, however, the exercise of the ISO may have alternative minimum tax implications.)  In general, a holder of an ISO will only recognize income at the time that Common Stock acquired through exercise of the ISO is sold or otherwise disposed of.  In that situation, the amount of income that the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option exercise price.  If the optionee disposes of the stock after the required holding period--that is, no earlier than a date that is two (2) years after the date of grant of the option and one (1) year after the date of exercise--the income is taxed as a capital gain.  If disposition occurs prior to expiration of the holding period, the optionee will recognize ordinary income equal to the difference between the fair market value of the shares at the exercise date and the option exercise price, or if less, the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option exercise price; any additional increase in the value of option shares after the exercise date will be taxed as a capital gain.  The Company is entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, if any.

               An optionee will not realize income when a NQSO option is granted to him or her.  Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option exercise price.  Thereafter, any additional gain recognized upon the disposition of the shares of stock obtained by the exercise of a NQSO will be taxed as short or long-term capital gain, depending on the optionee’s holding period.  The Company will not experience any tax consequences upon the grant of a NQSO, but will be entitled to take an income tax deduction equal to the amount that the option holder includes in income, if any, when the NQSO is exercised.

Stock Awards; Restricted Stock.  With respect to the grant of stock (or restricted stock) under the Plan, the Company is of the opinion that a participant will realize compensation income in an amount equal to the fair market value of the stock, less any amount paid for such stock, at the time when the participant’s rights with respect to such stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the fair market value of the stock at the time it was granted.  The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is recognized by a participant.

        Restricted Stock Units.    A participant will not recognize taxable income at the time of the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. When the participant receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

SARs; Performance Share/Unit Awards.  In general, a participant will recognize compensation income on account of the settlement of a SAR or a performance share/unit award in an amount equal to the sum of any cash that is paid to the participant plus the fair market value of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award.  The Company will generally be entitled to a deduction for the same amount.

New Stock Award Plan Benefits
       Restricted Stock Awards for 260,000 shares were granted in March, 2010 as listed in the chart below, conditioned upon the subsequent approval of the 2010 Stock Award Plan by the shareholders of the Company. If the 2010 Stock Award Plan is not approved by shareholders, these awards will be void. The following table sets forth: (1) the dollar value of the Restricted Stock Award grants (based on a per share value of $1.64, which was the closing price on the Nasdaq Global Market on March 29, 2010, the date of the grants); and (2) the total number of shares subject to grants.

Name and Position	Dollar Value ($)	Number of Shares

Scott D. Dorfman
Chairman, President, Chief Executive Officer	$ 82,000	50,000
George M. Hare
Chief Financial Officer	$ 82,000	50,000
Robert J. Toner
Chief Operations Officer	$ 82,000	50,000
James R. McMurphy
Chief Information Officer	$ 41,000	25,000
All executive officers as a group (5 persons)	$ 328,000	200,000
All non-employee directors as a group (4 persons)	$ 98,400	60,000
All employees (other than executive officers) as a group	-	-

Total	$ 426,400	260,000

Vote Required and Recommendation of the Board
In order for the 2010 Stock Award Plan to be approved, the votes cast in favor of approval must exceed the votes cast against approval, assuming the presence of a quorum.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

       The following table sets forth the compensation awarded to, earned by, or paid by the Company during the years ended December 31, 2009 and December 31, 2008 to the Company’s Chief Executive Officer and the Company’s two other most highly compensated executive officers (who are referred to together as the Company’s named executive officers).

Name and Principal Position	Year	Salary (1)		Bonus (2)		Stock Awards		All Other Compensation (3)		Total

Scott D. Dorfman Chairman, President and Chief Executive Officer	2009 2008	$ $	426,650 394,274	$ $	80,000 127,500	$ $	- -	$ $	10,061 7,540	$ $	516,711 529,313

Robert J. Toner Senior Vice President and Chief Operations Officer	2009 2008	$ $	251,650 250,000	$ $	50,000 75,000	$ $	- -	$ $	3,281 681	$ $	304,931 325,681

James R. McMurphy Senior Vice President – Information Technology	2009 2008	$ $	251,650 250,000	$ $	50,000 37,500	$ $	- -	$ $	3,246 681	$ $	304,896 288,181

(1)	Base salary paid to officers in fiscal year indicated.
(2)	Discretionary cash bonus based on performance of named executive in 2009 was paid in 2010. Discretionary cash bonus based on performance of named executive in 2008 was paid in 2009.
(3)	Amounts include Company matches on the 401(k) Plan, payment by the Company of premiums on life insurance policies and payments by the Company of long term and short term disability insurance.

Narrative Disclosure to Summary Compensation Table

Overview of Executive Compensation

       This narrative addresses the material elements of the Company’s compensation program for named executive officers, including the Company’s compensation objectives and overall philosophy, the compensation process and the administration of the program.  It is intended to complement and enhance an understanding of the compensation information presented in the “Summary Compensation Table” and other accompanying tables.  In this “Narrative Disclosure to Summary Compensation Table” section, the terms “we,” “our,” “us” and the “Committee” refer to the Compensation Committee of the Company’s Board of Directors.

Compensation Objectives and Overall Philosophy

       The Company’s executive compensation program is designed to enhance Company profitability, and thus shareholder value, by aligning executive compensation with the Company’s business goals and performance, and by attracting, retaining and rewarding executive officers who contribute to the long-term success of the Company.  More specifically, the goals of the executive compensation program include:

•	offering market competitive total compensation opportunities to attract and retain talented executives;

•	providing strong links between Company performance and total compensation earned – i.e., paying for performance;

•	emphasizing long-term performance of the Company, thus enhancing shareholder value; and

•	promoting and facilitating executive officer stock ownership.

      We believe that it is in the best interests of the Company’s shareholders and its named executive officers that the Company’s executive compensation program, and each of its elements, remains simple and straightforward.  This approach should reduce the time and cost involved in setting the Company’s executive compensation policies and calculating the payments under such policies, and should enhance the transparency of, and the ability to comprehend, these policies.

Administration

      The Compensation Committee has overall responsibility with respect to approving and monitoring the Company’s executive compensation program, and operates under a Charter that was approved by the Company’s Board of Directors in 2004.  None of the members of the Compensation Committee has been an officer or employee of the Company, and the Board of Directors has considered and determined that all of the members are independent as “independent” is defined under Nasdaq rules and otherwise meet the criteria set forth in the Committee’s Charter.

       In fulfilling its responsibilities, the Compensation Committee, among other things, considers and approves the compensation level of each of the named executive officers, reviews and considers corporate goals and objectives relevant to the compensation of the named executive officers, evaluates the performance of the named executive officers in light of these goals and objectives, reviews and approves compensation based on these objectives and its evaluations, reviews criteria for making equity grants to the named executive officers and the Company’s other employees, considering the recommendations of senior management, and approves such equity grants.

       We regularly review and discuss the compensation of the named executive officers with Scott D. Dorfman, the Company’s Chairman, President and Chief Executive Officer, and consult with Mr. Dorfman in evaluating the performance of the named executive officers.  In addition, Mr. Dorfman may make recommendations to us regarding compensation for all of the named executive officers, other than for himself.

       As discussed in greater detail below, the levels of each element of compensation for the named executive officers are determined based on several factors, which may include the Company’s performance and relative shareholder return, informal benchmarking against the value of similar compensation to executives at comparable companies, compensation provided in previous years, the terms of each named executive officer’s employment agreement with the Company, if such an agreement has been entered into, and other matters that we deem relevant.  In addition, we consider the level of experience and the responsibilities of each named executive officer, his performance as well as the personal contributions he makes to the success of the Company.  Qualitative factors such as leadership skills, analytical skills and organizational development have been and will continue to be deemed to be important qualitative factors to take into account in considering elements and levels of compensation.  We have not adopted any formal or informal policy for allocating compensation between long-term and short-term, between cash and non-cash or among the different possible forms of non-cash compensation.

The Company’s executive compensation program consists of two primary elements, base salary and annual discretionary performance bonuses.  Performance bonuses took the form of cash awards in 2009 and 2008.  In addition to these primary elements, the Company has provided, and will continue to provide, its named executive officers with certain benefits, such as healthcare plans, that are available to all employees.

Elements of Compensation

       Base Salary.  On an annual basis we determine the base salary for each of the named executive officers.  The base salary for a named executive officer is established based on, among other things, his experience and the scope of his responsibilities, his performance and the performance of the Company and our informal benchmarking against the value of similar salaries paid to executives at comparable companies.  The minimum levels of some of these base salaries are mandated by employment agreements with the named executive officers (which are described in more detail below under the heading “Employment Agreements with Named Executive Officers”).  We believe that base salaries are an important part of the Company’s executive compensation program because they provide the named executive officers with a steady income stream that is not contingent upon the Company’s overall performance.

       Mr. Dorfman has an employment agreement with the Company which renews for an additional 12 month term each December 31st providing certain conditions are met with a minimum annual base salary of $425,000.  Messrs. Toner and McMurphy renewed their existing employment agreements with the Company to extend the expiration date from December 31, 2009 to December 31, 2015.  Under these  agreements, the minimum base salary is set at an amount not materially different than their respective 2009 salaries disclosed in the compensation table above with terms materially unchanged from their existing agreements.

       Annual Discretionary Bonuses.  We utilize annual discretionary bonuses, either in cash or in the form of equity awards, to reward the named executive officers for their performance and the performance of the Company during the prior year.  We have not adopted any formal or informal performance objectives for the calculation or payment of these discretionary bonuses.  Instead, in determining an annual discretionary bonus, we consider, among other things, the Company’s performance and relative shareholder value, discretionary bonuses awarded in previous years, the performance of the named executive officer and his personal contributions to the success of the Company.

       Annual discretionary cash bonuses, as opposed to equity-based awards, are designed to more immediately reward the named executive officers for their performance.  The immediacy of these bonuses provides a significant incentive to the named executive officers to raise their level of performance, and thus the Company’s overall level of performance.  Thus, we believe that discretionary cash bonuses can be an important motivating factor for the named executive officers.

      We approved the payment of cash bonuses in 2010 for their level of performance in 2009 and 2009 for their level of performance in 2008 to Messrs. Dorfman, Toner and McMurphy in the amounts set forth in the “Summary Compensation Table.”

       Restricted stock and other equity-based awards provide the named executive officers with a strong link to the Company’s long-term performance, promote an ownership culture, and more closely align the interest of the named executive officers and the Company’s shareholders.  We did not provide any equity-based awards for the years 2008 and 2009.

        In the past, equity incentive awards have been granted under the Company’s 2000 Stock Option and Incentive Award Plan.  The 2000 Stock Option and Incentive Award Plan expired on March 28, 2010.  Accordingly, to provide equity incentive awards in the future, the Board of Directors approved the 2010 Innotrac Stock Award Plan subject to approval of the plan at the June 2, 2010 annual shareholder meeting.  The 2010 plan, as did the 2000 plan, provides the Company with broad discretion to fashion the terms of awards to provide eligible participants with such stock-based incentives as we deem appropriate.  It permits the issuance of awards in a variety of forms, including non-qualified stock options and incentive stock options, stock appreciation rights, stock awards, restricted stock awards and performance shares.  Vesting terms for equity incentive awards are determined on a case by case basis.

       Severance and Change of Control Arrangements.  As discussed in more detail in the “Employment Agreements with Named Executive Officers” and “Potential Payments Upon Termination or Change in Control” sections below, the named executive officers may be entitled to certain benefits upon the termination of their respective employment or change in control agreements.

Other Compensation.  The named executive officers currently are entitled to participate in the Company’s group medical, vision and dental coverage, group life insurance and group long-term disability insurance plans and in our 401(k) plan to the same extent that the Company’s employees are entitled to participate.  In addition, named executive officers can participate in a deferred compensation plan with respect to which Innotrac may provide matching contributions.  All Company matches permitted under the executive deferred compensation plan have been suspended.

A summary of certain other material terms of the Company’s compensation plans and arrangements is set forth below.

Employment Agreements with Named Executive Officers

       Scott D. Dorfman.  Mr. Dorfman entered into an agreement to serve as Innotrac’s Chairman of the Board, President and Chief Executive Officer on April 16, 2007.  The initial term of the new agreement expired on December 31, 2009 and automatically extends until each December 31st thereafter, unless either the Company or Mr. Dorfman provides written notice of non-renewal to the other party no later than the September 30th prior to the upcoming December 31st expiration date.  Mr. Dorfman is entitled to a salary of no less than $425,000 per year and is eligible for annual increases and a performance-based bonus.  He may participate in such benefit plans as Innotrac maintains from time to time for senior executives, and receives customary perquisites.

       Mr. Dorfman’s employment agreement may be terminated by either party if he dies or becomes disabled, by Innotrac for “good cause” (as defined in the agreement) or for any reason by either party upon 90 days’ notice.  If the Company terminates Mr. Dorfman’s employment without “good cause”, he is entitled to receive a pro rata portion of his bonus for the year in which the termination occurs, based upon the year to date financials and performance of the Company and assuming performance at the target level for any individual performance criteria.  If the Company terminates Mr. Dorfman’s employment other than for “good cause” or due to his death or total disability, he is entitled to receive severance pay equal to his base salary for six months following such termination, and all unvested Company stock options will immediately become fully vested and exercisable upon such termination.  If Mr. Dorfman’s employment is terminated by the Company for “good cause”, all unvested Company stock options will be forfeited as of the termination date.

      Mr. Dorfman’s employment agreement also provides for Mr. Dorfman to receive certain benefits if his employment is terminated within 18 months following the date of a “Change in Control.”  The agreement defines a “Change in Control” as any of the following: (i) the acquisition (other than from the Company) by any person of beneficial ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities; (ii) consummation of (1) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Employer outstanding immediately before such merger or consolidation, or (2) a complete liquidation or dissolution of the Company, or (3) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; (iii) a change in the composition of the Company’s board of directors such that the individuals who, as of the date of the agreement, constitute the board cease for any reason to constitute at least a majority of the board; (iv) the occurrence of any other event or circumstance which is not covered by (i) through (iii) above which the board determines affects control of the Company and adopts a resolution that such event or circumstance constitutes a Change in Control for the purposes of the agreement.  The Agreement also defines “good reason” for which Mr. Dorfman may resign following a change of control as:  (i) the assignment to Mr. Dorfman of any duties inconsistent with his title and status, or a substantial adverse alteration in the nature or status of his responsibilities at the Company from those in effect immediately prior to the Change in Control; (ii) a substantial reduction by the Company in Mr. Dorfman’s base salary; (iii) the relocation of Mr. Dorfman’s principal office to a place more than 50 miles from Atlanta, Georgia; (iv) the failure by the Company to continue in effect any compensation or benefit plan or program in which Mr. Dorfman participates immediately prior to the change in control, which is material to Mr. Dorfman’s total compensation, unless an equitable arrangement has been made with respect to such plan, or the failure by the Company to continue Mr. Dorfman’s participation in such plan on a basis not materially less favorable.

If there is a Change in Control of the Company and Mr. Dorfman’s employment is terminated by the Company other than for “good cause” or due to his death or total disability or by Mr. Dorfman for “good reason” within 18 months following the date of the Change in Control, then, in addition to any accrued salary payable, but in lieu of the above-described severance payments, Mr. Dorfman is entitled to receive severance payments in the amount of his salary as then in effect for a period of 18 months from his date of termination, and all outstanding Company stock options will become fully vested on the date of termination.  If Mr. Dorfman terminates his employment within 18 months following the date of the Change in Control other than for “good reason”, he will be entitled to receive the same compensation and benefits described immediately above, but with a severance period of 12 months rather than 18 months.

Mr. Dorfman is subject to customary confidentiality, noncompetition and nonsolicitation covenants during the term of his employment and for an additional period following his termination.  The post-termination noncompetition and nonsolicitation period is 12 months.

All payments and benefits under the employment agreement are subject to compliance with the requirements of Section 409A of the Internal Revenue Code.

       Robert J. Toner and James R. McMurphy.  Messrs. Toner and McMurphy each have employment agreements with the Company which provide that they will serve in their respective positions and have minimum salaries materially the same as they received in 2009 and as presented in the compensation chart above. These agreements expire on December 31, 2015 and automatically extend to the next December 31st thereafter, unless either the Company or the executive provides written notice of non-renewal to the other party no later than the September 30th prior to the upcoming December 31st expiration date.  Each executive is eligible for annual increases and a performance-based bonus.  The other provisions of these executive’s employment agreements are similar to those described above with respect to Mr. Dorfman’s employment agreement, with the following exceptions:  (1) the severance payments to which these executives are entitled upon termination by the Company other than for “good cause” or due to his death or total disability is equal to six months of salary, and (2) the post-termination noncompetition and nonsolicitation period will be 12 months.

2000 Stock Option and Incentive Award Plan and the Innotrac 2010 Stock Award Plan

       The Company’s shareholder-approved 2000 Stock Option and Incentive Award Plan expired on March 28, 2010.  On March 29, 2010, the Compensation Committee recommended and the Board of Directors approved, pending approval by the Company’s shareholders by vote at this year’s annual shareholder meeting, The Innotrac Corporation 2010 Stock Award Plan.  The Plan is a flexible plan that provides the Compensation Committee with broad discretion to fashion the terms of awards to provide eligible participants with such equity-based incentives as the Committee deems appropriate.  It permits the issuance of awards in a variety of forms, including non-qualified stock options and incentive stock options, stock appreciation rights, stock awards, restricted stock awards and performance shares.

Officer Retention Plan

The Company had an officer retention plan effective in 2005 which was terminated in early 2010.

Benefits

       The named executive officers also participate, on a voluntary basis, in Innotrac’s regular employee benefit programs, including group medical, vision and dental coverage, group life insurance and group long-term disability insurance and in Innotrac’s 401(k) plan.  In addition, named executive officers can participate in a deferred compensation plan with respect to which Innotrac may provide matching contributions.  All Company matches permitted under the executive deferred compensation plan have been suspended.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the current holdings of stock options and stock awards by the named executive officers, including both unexercised and unvested awards.  The market value of the stock awards is based upon the closing market price for the Company’s Common Stock as of December 31, 2009, the last trading day in 2009, which was $1.63.

	Stock Awards						Option Awards
Name	Stock Award Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Scott D. Dorfman	-	-	-		-	-	12/22/2000	25,000	-	$3.125	12/22/2010
							03/11/2002	50,000	-	$3.40	03/11/2012

Robert J. Toner	04/16/07	88,652	$144,503	(1)	-	-	05/21/2001	12,500	-	$4.56	05/21/2011
							03/11/2002	21,833	-	$3.40	03/11/2012
							08/15/2005	50,000	-	$4.56	08/15/2015

James R. McMurphy	04/16/07	88,652	$144,503	(1)	-	-	03/24/2003	50,000	-	$4.31	03/24/2013
							08/15/2005	50,000	-	$4.56	08/15/2015

(1)
On April 16, 2007, 177,304 restricted shares were issued to Mr. Toner and Mr. McMurphy under the terms provided in the Executive Retention Plan which plan was ratified on June 5, 2005 at the Company’s 2005 annual meeting.  The market price of our stock on the date of issuance of the restricted shares was $2.82 and they vest in equal amounts on the 7th, 8th, 9th and 10th anniversary dates of their issuance.

Potential Payments Upon Termination or Change in Control

       The Company is party to employment agreements with certain of its named executive officers.  These employment agreements address, among other things, compensation and benefits that would be paid to the named executive officers in the event that his employment is terminated for different reasons, including termination for cause or without cause, and termination in connection with a change in control.  See above under the headings “Employment Agreements with Named Executive Officers” for a complete discussion of the terms of these employment agreements.

        In addition, the Company’s equity-based incentive plan and the award agreements under that plan, as modified by the employment agreements discussed above, call for compensation to be provided under certain circumstances in connection with the termination of a named executive officer’s employment or a change in control of the Company.

Non-Employee Director Compensation

The current compensation program for the Company’s non-employee directors is designed to pay directors for work required for a company of Innotrac’s size and scope and to align the directors’ interests with the long-term interests of Company’s shareholders.

       Non-employee directors receive annual compensation of $20,000 as compensation for service on the Board of Directors.  Additionally, each non-employee director receives a cash payment of $250 for each Board of Directors meeting that he attends and a cash payment of $100 for each committee meeting that he attends.

The members of the Board of Directors who are employees of the Company do not receive additional compensation for Board or committee service.

The following table provides information on compensation paid to non-employee directors in 2009.

Name	Fees Earned or Paid in Cash	Total
Bruce V. Benator (1)	$23,750	$23,750
Martin J. Blank (2)	$23,750	$23,750
Thomas J. Marano (3)	$23,500	$23,500
Joel E. Marks (2)	$23,750	$23,750

(1)	Member of the Nominating/Governance Committee of the Board of Directors.
(2)	Member of the Audit, Compensation and Nominating/Governance Committees of the Board of Directors.
(3)	Member of the Audit and Nominating/Governance Committees of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        During 2009, the Compensation Committee was comprised of Messrs. Blank and Marks, both of whom were non-employee, independent directors.  No interlocking relationship exists between our Board of Directors, Compensation Committee or executive officers and the board of directors, compensation committee or executive officers of another company.

RELATED PERSON TRANSACTIONS

Policy on Related Person Transactions

       The Company recognizes that transactions between the Company or its subsidiaries and any of its directors or executive officers can present potential or actual conflicts of interest.  Accordingly, as a general matter it is the Company’s preference to avoid such transactions.  Nevertheless, the Company recognizes that there are circumstances where such transactions may be in, or not inconsistent with, the best interests of the Company.  Therefore, the Company has adopted a formal policy that requires the Company’s Audit Committee to review and, if appropriate, approve or ratify any such transactions.  Pursuant to the policy, the Committee will review any transaction in which the Company is or will be a participant and the amount involved exceeds $120,000, and in which any of the Company’s directors, executive officers or 5% shareholders had, has or will have a direct or indirect material interest.  After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

Certain Related Person Transactions

       The Company leases a single engine aircraft from a company wholly-owned by its Chairman and Chief Executive Officer.  The Company pays a pro-rated amount of the maintenance, insurance, taxes, fuel and other expenses associated with the aircraft based on Innotrac’s business use of the aircraft, which was approximately 86% for 2009 and 86% for 2008.  This allocation is reviewed annually.  Innotrac paid approximately $193,000 for Innotrac’s use of the aircraft in 2009 and $175,000 for its use of the aircraft in 2008.

       The Company paid approximately $30,000 and $39,000 in 2009 and 2008, respectively, in fees to Williams Benator & Libby, LLP, a CPA and consulting firm, for tax compliance and consulting services.  Bruce Benator, one of the Directors of Innotrac, is the Managing Partner and part owner of that firm.

       The Company paid approximately $157,000 and $209,000 in 2009 and 2008, respectively, in fees to Harp Ink, a print broker, for services related to the printing of marketing, client, inter-company and other materials.  Harp Ink is owned by Hy Dorfman, the brother of the Company’s Chairman and Chief Executive Officer, and Hy Dorfman’s wife.

       As of December 31, 2009, IPOF Fund, L.P. and its affiliates (the “IPOF Group”) held approximately 35.1% of the outstanding common stock of the Company.  Pursuant to an order dated November 21, 2005, the United States District Court in Cleveland, Ohio has appointed a receiver to identify and administer the assets of the IPOF Fund, L.P. and its general partner, Mr. David Dadante.  Based on information from the receiver, the Company understands that the Fund and Mr. Dadante own 4,321,771 shares of common stock of the Company, representing approximately 35.1% of the total shares outstanding, all of which are held as collateral in margin accounts maintained at several financial institutions.  The Company has been engaged in discussions with the receiver in an effort to cause the shares to be sold in a manner that causes as little disruption to the market for Company stock as possible.  The court has prohibited the financial institutions holding Company stock owned by the IPOF Fund and Mr. Dadante in margin accounts from selling any of these shares through at least June 2, 2010.  The court has permitted open market sales by the receiver as he may in his sole discretion determine to be consistent with his duty to maximize the value of the assets of IPOF Fund, and as warranted by market conditions.  The receiver has indicated to the Company that he does not intend to direct any open market sales during this period except in circumstances in which he believes that there would be no material adverse impact on the market price for the Company’s shares.  Nevertheless, as long as these shares are held in margin accounts where the lenders desire to liquidate the positions, there will be significant downward pressure on the market price of our common stock because the market is concerned that these shares may be sold in a manner that causes the price of our common stock to decline precipitously.  This concern is ameliorated to some degree by the continuing prohibition by the court on sales of our shares by financial institutions that hold the shares in margin accounts.  The court has extended this prohibition on several occasions, most recently to June 2, 2010, while we and the receiver pursue the sale of these shares in a manner that would not disrupt the market for our common stock.  If the court were to not extend this prohibition before the shares have been sold in such a transaction, then the financial institutions might foreclose on some or all of these shares and sell them into the market, which could have an extremely negative impact on the market price for our common stock.

EQUITY COMPENSATION PLANS

The following table sets forth aggregate information as of December 31, 2009 about all Innotrac compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance.  The weighted-average exercise price does not include restricted stock.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders	1,198,233	$4.43	655,894
Equity Compensation Plans Not Approved by Shareholders	N/A	N/A	N/A

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Pursuant to the Audit Committee Charter, the Audit Committee appoints the firm that will serve as Innotrac’s independent registered public accounting firm each year.  Such appointment is not subject to ratification or other vote by the shareholders.  The Audit Committee appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2010, which appointment can be changed at the discretion of the Audit Committee.  For 2009, the Company’s independent registered public accounting firm was BDO Seidman, LLP.  Upon the recommendation of the Audit Committee, the Company dismissed BDO Seidman, LLP as its independent registered public accounting firm on August 27, 2009.

       A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Fees

The following table summarizes the fees billed to Innotrac by Grant Thornton, LLP and BDO Seidman, LLP for professional services for the fiscal years shown:

($ in thousands)	2009		2008
	Grant Thornton	BDO Seidman	BDO Seidman
Audit Fees (1)	$177	$90	$278
Audit-Related Fees (2)	-	-	25
Tax Fees	-	-	-
All Other Fees	-	-	-
Total	$177	$90	$303
_________________

(1)
Fees for audit services billed in 2009 and 2008 consisted of an audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and assistance with and review of documents filed with the SEC required in connection with the S-4 and proxy prepared in connection with the potential merger with GSI Commerce, Inc. which potential merger was terminated on January 29, 2009.

(2)
Fees for audit-related services billed in 2009 and 2008 included audit fees for the Company’s 401K benefit plan.  Additionally, in 2008, these audit-related services included due diligence support services for the potential merger with GSI Commerce, Inc. which potential merger was terminated on January 29, 2009.

Pre-Approval Policies and Procedures

       The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services.  These policies and procedures describe the permitted audit, audit-related, tax and other services (collectively, the “Disclosure Categories”) that the independent auditor may perform.  These policies and procedures require that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by the independent auditor in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.  On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

       The Audit Committee also may pre-approve requests for specific audit, audit-related, tax and other services not contemplated on the Service List on a case-by-case basis, although these services cannot commence until such approval has been granted.  Normally, pre-approval is provided at regularly scheduled meetings; however, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee, who must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

        Provisions of the Sarbanes-Oxley Act of 2002 requiring Audit Committee pre-approval of all services to be performed by the independent auditor became effective during the Company’s 2003 fiscal year.  Pursuant to the effectiveness of such provisions, all services performed by the independent auditor in 2009 and 2008 were pre-approved in accordance with this policy.  The Audit Committee did not waive any approval requirements during these periods.

REPORT OF THE AUDIT COMMITTEE

As set forth in its charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by serving as an independent and objective party to oversee, monitor and appraise, among other things the integrity of the Company’s financial statements and the Company’s auditing process.  The Committee operates pursuant to a written charter adopted by the Board of Directors available on the Company’s website, www.innotrac.com.

       The Company’s management is responsible for its internal controls and the financial reporting process.  The Company’s independent registered public accounting firm, Grant Thornton, LLP, is responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for expressing an opinion as to their conformity with generally accepted accounting principles.  The Audit Committee’s responsibility is to monitor and oversee these processes.

        In keeping with that responsibility, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and the independent registered public accounting firm.  In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect.  The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board (United States) Rule 3526 and has discussed with the independent registered public accounting firm their independence.

       Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s reviews and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent”.

       Based on the reviews and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Martin J. Blank—Thomas J. Marano—Joel E. Marks
(Members of the Audit Committee)

SHAREHOLDERS’ PROPOSALS FOR 2011 ANNUAL MEETING

        Shareholders are hereby notified that if they wish to include a proposal in the Company’s Proxy Statement and form of proxy relating to the 2011 annual meeting pursuant to Rule 14a-8 as promulgated under the Securities Exchange Act of 1934, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 31, 2010 (based on a tentative annual meeting date of June 7, 2011 and proxy materials for such meeting being dated April 29, 2011).  To ensure prompt receipt by the Company, proposals should be sent certified mail return receipt requested and should otherwise comply with Rule 14a-8.

        Shareholders who wish to submit a proposal for consideration at the Company’s 2011 annual meeting of shareholders other than pursuant to Rule 14a-8 must deliver a copy of their proposal to the Company at its principal executive offices no later than March 20, 2011 (based on a tentative annual meeting date of June 7, 2011).  In accordance with the Company’s bylaws, shareholders who wish to make a nomination for director for consideration at the Company’s 2011 annual meeting must deliver a copy of their nomination to the Company at its principal executive offices no later than May 20, 2011 nor before April 14, 2011 (based on a tentative annual meeting date of June 7, 2011).

OTHER MATTERS

       All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by Innotrac.  It is estimated that such costs will be nominal.  Innotrac may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock.  The solicitation of proxies will be conducted primarily by mail but may include telephone, electronic or oral communications by directors, officers or regular employees of Innotrac, acting without special compensation.

The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting.  If, however, any other matters properly come before the Annual Meeting or any postponement, adjournment or adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

Shareholders are urged to fill in, date and sign the accompanying form of proxy and return it to Innotrac as soon as possible.

                                             By Order of the Board of Directors,

                                             /s/ George M. Hare
                                             Secretary

Exhibit A
Innotrac Proxy Statement
June 2, 2010 Annual Meeting of the Shareholders of Innotrac Corporation

INNOTRAC CORPORATION
2010 STOCK AWARD PLAN

Effective as of March 29, 2010

Table of Contents
Page

ARTICLE 1 - GENERAL PROVISIONS		1

1.1	Establishment of Plan	1
1.2	Purpose of Plan	1
1.3	Types of Awards	1
1.4	Effective Date	1
1.5	Duration of the Plan	1

ARTICLE 2 - DEFINITIONS		1

ARTICLE 3 - ADMINISTRATION		7

3.1	General	7
3.2	Authority of the Committee.	7
3.3	Participation Outside of the United States	7
3.4	Delegation of Authority	7
3.5	Award Agreements	8
3.6	Indemnification	8

ARTICLE 4 – SHARES SUBJECT TO THE PLAN		8

4.1	Number of Shares.	8
4.2	Individual Limits	9
4.3	Adjustment of Shares	10

ARTICLE 5 - STOCK OPTIONS		11

5.1	Grant of Options	11
5.2	Agreement	11
5.3	Option Exercise Price	11
5.4	Duration of Options	11
5.5	Exercise of Options	11
5.6	Payment	11
5.7	Nontransferability of Options.	12
5.8	Special Rules for ISOs	12

ARTICLE 6 - STOCK APPRECIATION RIGHTS		12

6.1	Grant of SARs	12
6.2	Agreement	13
6.3	Tandem SARs	13
6.4	Payment	13
6.5	Exercise of SARs	13

i

Table of Contents
(continued)
Page

ARTICLE 7 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS		14

7.1	Grant of Restricted Stock and Restricted Stock Units	14
7.2	Restricted Stock Agreement	14
7.3	Restricted Stock Units Agreement	14
7.4	Nontransferability	14
7.5	Certificates	14
7.6	Dividends and Other Distributions	15

ARTICLE 8 - PERFORMANCE SHARES AND UNITS		15

8.1	Grant of Performance Shares/Units	15
8.2	Value of Performance Shares/Units	15
8.3	Earning of Performance Shares/Units	15
8.4	Form and Timing of Payment of Performance Shares/Units	15
8.5	Nontransferability	16

ARTICLE 9 - PERFORMANCE MEASURES		16

ARTICLE 10 - BENEFICIARY DESIGNATION		17

ARTICLE 11 - DEFERRALS		17

ARTICLE 12 - WITHHOLDING		17

12.1	Tax Withholding	17
12.2	Share Withholding	17

ARTICLE 13 - AMENDMENT AND TERMINATION		18

13.1	Amendment of Plan	18
13.2	Amendment of Award Agreement	18
13.3	Termination of Plan	18
13.4	Cancellation of Awards for Detrimental Activity	18
13.5	Assumption or Cancellation of Awards Upon a Corporate Transaction	19

ARTICLE 14 - MISCELLANEOUS PROVISIONS		19

14.1	Restrictions on Shares	19
14.2	Rights of a Shareholder	20
14.3	No Implied Rights	20
14.4	Compliance with Laws.	20
14.5	Successors	21
14.6	Tax Elections	21
14.7	Compliance With Code Section 409A	21
14.8	Legal Construction.	21

ii

INNOTRAC CORPORATION
2010 STOCK AWARD PLAN

ARTICLE 1 - GENERAL PROVISIONS

1.1  Establishment of Plan.  Innotrac Corporation, a Georgia corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Innotrac Corporation 2010 Stock Award Plan” (the “Plan”), as set forth in this document.

1.2  Purpose of Plan.  The objectives of the Plan are to (i) attract and retain employees, directors, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees’ and other Eligible Participants (as defined below) with those of the Company’s shareholders.

1.3  Types of Awards.  Awards under the Plan may be made to Eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or any combination of these.

1.4  Effective Date.  The Plan shall be effective on March 29, 2010, the date it was approved by the Board of Directors of the Company (the “Effective Date”), subject to approval by the Company’s shareholders within the 12-month period immediately thereafter.

1.5  Duration of the Plan.  The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Committee (as defined below) to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1  “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.  All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.2  “Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

2.3  “Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or combination of these.

2.4  “Board” means the Board of Directors of the Company.

2.5  “Cause” means, unless provided otherwise in the Agreement:  any conduct amounting to fraud, dishonesty, willful misconduct, or negligence; significant activities materially harmful to the reputation of the Company or an Employer; insubordination; or conviction or indictment of, confession to, or entering a plea of guilty or no contest to, a felony or a crime involving moral turpitude, all as determined in the exercise of good faith by the Board of Directors of the Company.  Without limiting the foregoing, the following shall constitute Cause: (i) Participant’s breach of this Plan or any material agreement between Participant and the Employer, (ii) negligence in Participant’s attention to the business or affairs of the Employer or intentionally failing to perform a reasonably requested directive or assignment or failure to perform his duties with the Employer substantially in accordance with the Employer’s operating and personnel policies and procedures generally applicable to all of its employees, (iii) the misappropriation (or attempted misappropriation) of any of the Employer’s funds or property.  “Cause” under (i), (ii) and (iii) above shall be determined by the Committee.  Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the Participant for purposes of this Plan.

2.6  “Change in Control” means:

(a)   The acquisition (other than from the Company) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act (but without regard to any time period specified in Rule 13d-3(d)(1)(i))), of 48 percent or more of either (i) the then outstanding Shares or (ii) the combined voting power of then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, (1) any acquisition by the Company or (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; and provided, however, that for purposes of this Section 2.6, Person shall not include any person who on the date hereof owns 20% or more of the Company’s outstanding securities;

(b)   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other then the Board shall not be deemed a member of the Incumbent Board;

(c)   Consummation by the Company of a reorganization, merger, or consolidation or sale of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Shares and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and the Outstanding Company Voting Securities, as the case may be; or

(d)   Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

2.7  “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.  All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.8  “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article 3.  All members shall be independent directors within the meaning of the Listing Standards and any other standards as the Board or the Committee may prescribe from time to time; provided, however, that, (a) if the Committee is comprised of at least three directors, and (b) the Listing Standards permit one member of the Committee not to be independent within the meaning of the Listing Standards, then the Board may appoint a member who is not so independent, provided, further, that such appointment otherwise complies with the Listing Standards.  If any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above.  References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

 2.9  “Company” means Innotrac Corporation, a Georgia corporation, and its successors and assigns.

2.10  “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director for purposes of grants of Awards under the Plan, but instead shall be considered an employee for purposes of grants of Awards under the Plan.

2.11  “Disability” means, unless provided otherwise in an Award Agreement (in which case such definition shall apply for purposes of the Plan with respect to that particular Award): (i) with respect to any Incentive Stock Option, disability as determined under Code Section 22(e)(3), and (ii) with respect to any other Award, that the Participant is “disabled” as determined under Code Section 409A(a)(2)(C) and any regulations promulgated thereunder.  All determinations of Disability shall be made by the Committee or its designee.

2.12  “Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

2.13  “Eligible Participant” means an employee of the Employer (including an officer) as well as any other natural person, including a Director or proposed Director and a consultant or advisor who provides bona fide services to the Employer not in connection with the offer or sale of securities in a capital-raising transaction, subject to limitations as may be provided by the Code, the Act or the Committee, as shall be determined by the Committee.

2.14  “Employer” means the Company and any entity controlled by the Company, controlling the Company or under common control with the Company, including any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f).  With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

2.15  “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee; provided, however, that

(a)   if the Shares are traded on a national or regional securities exchange on a given date, Fair Market Value on such date shall be the closing sales price for a Share on the securities exchange on such date (or, if no sales of Shares were made on such exchange on such date, on the next preceding day on which sales were made on such exchange), all as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(b)   if the Shares are not listed on any securities exchange, but nevertheless are publicly traded and reported (through the OTC Bulletin Board or otherwise), Fair Market Value on such date shall be the closing sales price on such date (or, if there are no sales on such date, on the next preceding day).

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the largest U.S. exchange on which Shares are traded shall be referenced to determine Fair Market Value.

2.16  “Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan that is intended to meet the requirements of Section 422 of the Code.

2.17  “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

2.18  “Listing Standards” means the listing standards of any exchange or self-regulatory organization which lists or quotes the securities of the Company.

2.19  “Named Executive Officer” means a Participant who is one of the group of “covered employees” as defined in the regulations promulgated or other guidance issued under Section 162(m) of the Code, as determined by the Committee.

2.20  “Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan that is not intended to meet the requirements of Section 422 of the Code.

2.21  “Option” means an Incentive Stock Option or a Nonqualified Stock Option.  An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

2.22  “Option Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23  “Participant” means an Eligible Participant to whom an Award has been granted.

2.24  “Performance Measures” means the performance measures set forth in Article 9, which are used for performance-based Awards to Named Executive Officers.

2.25  “Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Named Executive Officer, unless the Committee determines not to comply with Section 162(m) of the Code.

2.26  “Performance Unit” means an Award under Article 8 of the Plan that has a value set by the Committee, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Named Executive Officer, unless the Committee determines not to comply with Section 162(m) of the Code.

2.27  “Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members.

2.28  “Person” means an individual, a sole proprietorship, a partnership, a corporation, an association, an institution, a limited liability company, a trust, or any other legal entity.

2.29  “Plan” means this Innotrac Corporation 2010 Stock Award Plan, as amended from time to time.

2.30  “Prior Plan” means the Company’s 2000 Stock Award Plan.

2.31  “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any cash dividends with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.32  “Restricted Stock Unit” or “RSU” means a right granted under Article 7 of the Plan to receive a number of Shares, or a cash payment for each such Share equal to the Fair Market Value of a Share, on a specified date.

2.33  “Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine.

2.34  “Retirement” means termination of employment with the Company and all Employers other than for Cause after a Participant has reached the age of 65 years.

2.35  “Share” means one share of common stock of the Company (as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan).

2.36  “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

ARTICLE 3 - ADMINISTRATION

3.1  General.  This Plan shall be administered by the Committee.  The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate.

3.2  Authority of the Committee.

(a)   The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Options, Stock Appreciation Rights, RSUs, Shares of Restricted Stock, Performance Shares or Performance Units subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

(b)   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c)   In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(d)   All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its shareholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

3.3  Participation Outside of the United States.  The Committee or its designee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by eligible individuals who are located outside of the United States on terms and conditions comparable to those afforded to eligible individuals located within the United States.

3.4  Delegation of Authority.  Except with respect to Named Executive Officers and Insiders, the Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

3.5  Award Agreements.  Each Award granted under the Plan shall be evidenced by a written Agreement.  Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment.  A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

3.6  Indemnification.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4 – SHARES SUBJECT TO THE PLAN

4.1  Number of Shares.

(a)   Subject to adjustment as provided in (b) below and in Section 4.3, the aggregate number of Shares that are available for issuance pursuant to Awards under the Plan is ___________ (_________) Shares, plus any Shares that are subject to outstanding grants under the Prior Plan, which expire, are forfeited or otherwise terminate without delivery of Shares.  All of the Shares available for issuance under the Plan (but in no event more than ______________ (_________) Shares) may be issued pursuant to Incentive Stock Options.  If Options, Restricted Stock, Restricted Stock Units or other Awards are issued in respect of options, restricted stock, restricted stock units or other equity awards of an entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company or any Employer), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Exchange Act Rule 16b-3, the aggregate number of Shares for which Awards may be made hereunder shall automatically be increased by the number of Shares subject to Awards so issued.  Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

 (i)  If, for any reason, any Shares awarded or subject to purchase under the Plan or the Prior Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock, an exercise of a Stock Appreciation Right with the delivery of fewer Shares than are subject to the Stock Appreciation Right, or termination, expiration or cancellation of an Option, Stock Appreciation Right, Restricted Stock Unit, Performance Shares or Performance Units, such Shares (the “Returned Shares”) shall not be charged against, or if previously charged against, shall be added back to, the aggregate number of Shares available for issuance pursuant to Awards under the Plan.  If the exercise price and/or tax withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation) or by reducing the number of Shares to be delivered to the Participant, only the number of Shares issued net of the Shares so tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

(ii)  Each RSU and each Performance Share awarded that may be settled in Shares shall be counted as one Share subject to an Award.  Each Performance Unit awarded that may be settled in Shares shall be counted as a number of Shares subject to an award, with the number determined by dividing the value of the Performance Unit at grant by the Fair Market Value of a Share at Grant.  Performance Shares and Units and RSUs that may not be settled in Shares shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

(iii)  Each Stock Appreciation Right that may be settled in Shares shall be counted as one Share subject to an award.  Stock Appreciation Rights that may not be settled in Shares shall not result in a charge against the aggregate number of Shares available for issuance.  In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.  Upon exercise of a Stock Appreciation Right, only the actual number of Shares delivered shall be charged against the aggregate number of Shares available, and any additional Shares that were the subject of the Stock Appreciation Right shall be added back to aggregate number of Shares available for issuance and shall again be available for the grant of Awards.

4.2  Individual Limits.  Except to the extent the Committee determines that an Award to a Named Executive Officer shall not comply with the performance-based compensation provisions of Section 162(m) of the Code, the following rules shall apply to Awards under the Plan:

(a)  Options and SARs.  The maximum number of Shares subject to Options and Stock Appreciation Rights that, in the aggregate, may be granted in any one calendar year to any one Participant shall be [three hundred thousand (300,000)] Shares.

(b)  Restricted Stock and RSUs.  The maximum aggregate number of Shares of Restricted Stock and Restricted Stock Units that may be granted in any one calendar year to any one Participant shall be [three hundred thousand (300,000)] Shares.

(c)  Performance Awards.  With respect to Performance Awards that have a specific dollar-value target or are performance units, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any one calendar year to any one Participant shall be [$2,000,000].  With respect to Performance Awards that are payable in Shares, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any calendar year to any one Participant shall be [three hundred thousand (300,000)] Shares.

4.3  Adjustment of Shares.  If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares; then equitable adjustments shall be made by the Committee, as it determines are necessary and appropriate, in:

(a)  the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b)  the limitations on the aggregate number of Shares that may be awarded to any one single Participant as set forth in Section 4.2;

(c)  the number and class of Shares that may be subject to an Award, and that have not been issued or transferred under an outstanding Award;

(d)  the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

(e)  the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that, to the extent possible, all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Section 422 of the Code.

ARTICLE 5 - STOCK OPTIONS

5.1  Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant.  The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an employee of the Employer may be granted ISOs.

5.2  Agreement.  Each Option grant shall be evidenced by an Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine.  The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO.  Any portion of an Option that is not designated in the Agreement as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.

5.3  Option Exercise Price.  The Option Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

5.4  Duration of Options.  Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

5.5  Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant.  The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement.

5.6  Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (less any amount previously paid by the Participant to acquire the Option).  The Option Exercise Price upon exercise of any Option shall be payable to the Company in full, in any of the following manners:  (a) in cash, (b) in cash equivalent approved by the Committee, (c) unless not permitted by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered Shares must have been held by the Participant for six months or such other period required by the Committee), (d) unless not permitted by the Committee, by having the Company withhold Shares from the Shares acquired upon exercise of the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, or (e) by a combination of (a), (b), (c) and (d).  The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

5.7  Nontransferability of Options.

(a)  Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b)  Nonqualified Stock Options.  Except as otherwise provided in a Participant’s Award Agreement consistent with securities and other applicable laws, rules and regulations, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.  In the event of a transfer permitted by the Agreement, appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office.  If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

5.8  Special Rules for ISOs.  Notwithstanding the above, in no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant.  No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000).   Any such excess shall instead automatically be treated as a NQSO.

ARTICLE 6 - STOCK APPRECIATION RIGHTS

6.1  Grant of Stock Appreciation Rights (or SARs).  A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option.  A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the specified purchase price (which, unless provided otherwise, shall be the Fair Market Value on the grant date), times the number of Shares with respect to which the SAR is exercised.  The Committee may provide in the Agreement for automatic exercise on a certain date, for payment of the proceeds on a certain date, and/or for accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the Agreement.  A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the Option Exercise Price per Share, times the number of Shares subject to the Option, or portion thereof, which is surrendered.  SARs shall be subject to the same transferability restrictions as Nonqualified Stock Options.

6.2  Agreement.  Each SAR grant shall be evidenced by an Agreement that shall specify the exercise price, the duration of the SAR, the number of Shares to which the SAR pertains and such other provisions as the Committee shall determine.

6.3  Tandem SARs.  Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses.  The grant of Stock Appreciation Rights related to ISOs  must be concurrent with the grant of the ISOs.  With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

6.4  Payment.  The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares, or any combination thereof.  If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise or the date of payment, as applicable.  If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional Shares.  The Committee shall have sole discretion to determine and set forth in the Agreement the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs, including whether payment will be made in a lump sum, in annual installments or otherwise deferred; and the Committee shall have sole discretion to determine and set forth in the Agreement whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.5  Exercise of SARs.  Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1  Grant of Restricted Stock and Restricted Stock Units.  Awards of Restricted Stock and Restricted Stock Units ("RSUs") may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer.  Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock and RSUs or deferred grants of Restricted Stock and RSUs.

7.2  Restricted Stock Agreement.  The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or achievement of performance goals; the length of the Restriction Period, if any, and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the Shares during the Restriction Period.

7.3  Restricted Stock Unit Agreement.  The Restricted Stock Unit Agreement shall set forth the terms of the Award, as determined by the Committee, including without limitation, the number of RSUs granted to the Participant; the restrictions, terms and conditions of the RSU; whether the RSU will be settled in cash, Shares, or a combination of the two and the date when the RSU will be settled; any requirements such as continued service or achievement of certain performance measures; the length of the Restriction Period, if any; whether any circumstances such as Change in Control, termination of employment, Disability or death will shorten or terminate any vesting or Restriction Period; and whether dividend equivalents will be paid or accrued with respect to the RSUs.

7.4  Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, no RSUs and no Shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.5  Certificates.  Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name.  Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders.  If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.  The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof.  Concurrently with the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 12 below.

7.6  Dividends and Other Distributions.  Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant.  The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

ARTICLE 8 - PERFORMANCE SHARES AND UNITS

8.1  Grant of Performance Shares/Units.  Performance Shares, Performance Units or both may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2  Value of Performance Shares/Units.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units or both that will be paid out to the Participant.  For purposes of this Article 8, the time period during which the performance goals must be met shall be called a “Performance Period.”

8.3  Earning of Performance Shares/Units.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Units shall be entitled to receive a payout of the number and value of Performance Shares/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

8.4  Form and Timing of Payment of Performance Shares/Units.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Units in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Shares/Units at the close of the applicable Performance Period.  Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Except as otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to receive any dividends declared with respect to Shares earned in connection with earned grants of Performance Shares/Units, that have not yet been distributed to the Participant (such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 7.6 herein).

8.5  Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Performance Shares/Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 9 - PERFORMANCE MEASURES

Until the Committee proposes for shareholder vote and shareholders approve a change in the general Performance Measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Named Executive Officers’ Awards that are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the Performance Measure(s) to be used for purposes of such Awards shall be chosen from among the following (which may relate to the Company or a business unit, division or subsidiary):  earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost, or goals related to acquisitions or divestitures.  The Committee can establish other Performance Measures for performance Awards granted to Eligible Participants that are not Named Executive Officers and for performance Awards granted to Named Executive Officers that are not intended to qualify under the performance-based compensation exception of Section 162(m) of the Code.

The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles.  The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Section 162(m) of the Code, and which are held by Named Executive Officers, may not be adjusted upward (except as a result of adjustments permitted by this paragraph), but the Committee shall retain the discretion to adjust such Awards downward.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Section 162(m) of the Code, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code.

ARTICLE 10 - BENEFICIARY DESIGNATION

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s spouse, and if the Participant has no surviving spouse, to the Participant’s estate.

ARTICLE 11- DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or RSUs, or the satisfaction of any requirements or goals with respect to Performance Shares.  If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with Section 409A of the Code.

ARTICLE 12 - WITHHOLDING

12.1  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of any Award under this Plan.  If a Participant makes a disposition within the meaning of Section 424(c) of the Code and regulation promulgated thereunder, of any Share or Shares issued to him pursuant to his exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

12.2  Share Withholding.  With respect to withholding required upon the exercise of Options or SARS, upon the lapse of restrictions on Restricted Stock or RSUs, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, unless not permitted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction.  All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 13 - AMENDMENT AND TERMINATION

13.1  Amendment of Plan.  The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing.  To the extent required by Section 162(m) or 422 of the Code, other applicable law, and/or any Listing Standards, no amendment shall be effective unless approved by the shareholders of the Company.

13.2  Amendment of Award Agreement.  The Committee may, at any time, amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 13.4 and 13.5, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment.  To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant.

13.3  Termination of Plan.  No Awards shall be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan.

13.4  Cancellation of Awards for Detrimental Activity.  The Committee may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below or in the Award Agreement), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement.  Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share, Performance Unit, or RSU payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then fair market value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

For purposes of this Section, “Detrimental Activity” means any of the following, as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes Cause (as defined in Section 2.5 above), whether or not the Participant’s employment is terminated for Cause; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

13.5  Assumption or Cancellation of Awards Upon a Corporate Transaction.  In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that shareholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other Change in Control or corporate transaction to which the Committee deems this provision applicable (any such event is referred to as a “Corporate Transaction”), the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate).

In addition or in the alternative, the Committee, in its discretion, may determine that all or certain types of Awards will be cancelled at or immediately prior to the time of the Corporate Transaction; provided, however, that at least 15 days prior to the Corporate Transaction (or, if not feasible to provide 15 days notice, within a reasonable period prior to the Corporate Transaction), the Committee notifies the Participant that, subject to rescission if the Corporate Transaction is not successfully completed within a certain period, the Award will be terminated and provides the Participant, either, at the election of the Committee, (i) a payment (in cash or Shares) equal to value of the Award, as determined below, or (ii) the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to Restricted Stock, RSUs, Performance Shares or Performance Units, provide that all restrictions shall lapse) prior to the Corporate Transaction.  For purposes of this provision, the value of the Award shall be measured as of the date of the Corporate Transaction and shall equal the amount of cash or Shares that would be payable to the Participant upon exercise or vesting of the Award, less the amount of any payment required to be tendered by the Participant upon such exercise.  For example, the amount payable to the Participant upon the Committee’s decision to cancel outstanding Options would equal the difference between the Fair Market Value of the Shares subject to the Options and the Exercise Price for such Options, computed as of the date of the Corporate Transaction.

ARTICLE 14 - MISCELLANEOUS PROVISIONS

14.1  Restrictions on Shares.  All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any Listing Standards and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.  In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state and federal laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

14.2  Rights of a Shareholder.  Except as otherwise provided in Article 7 of the Plan and in the Restricted Stock Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and receive dividends and other distributions.  Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, Stock Appreciation Right, RSU, Performance Unit, or Performance Share shall have any right as a shareholder with respect to any Shares covered by such Award prior to the date of issuance to him or his delegate of a certificate or certificates for such Shares or the date the Participant’s name is registered on the Company’s book as the shareholder of record with respect to such Shares.

14.3  No Implied Rights.  Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate his or her employment or other service relationship at any time.  Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees.  No Participant shall have any claim to an Award until it is actually granted under the Plan.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

14.4  Compliance with Laws.

(a)  At all times when the Committee determines that compliance with Section 162(m) of the Code is required or desirable, all Awards to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code.  In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Awards, the Committee may, subject to the requirements of Article 13, make any adjustments it deems appropriate.

(b)  The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.  Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

14.5  Successors.  The terms of the Plan shall be binding upon the Company, and its successors and assigns.

14.6  Tax Elections.  Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

14.7  Compliance With Code Section 409A.  The Plan is intended to satisfy the requirements of Code Section 409A and any regulations or guidance that may be adopted thereunder from time to time, including any transition relief available under applicable guidance related to Code Section 409A.  The Plan may be amended or interpreted by the Committee as it determines necessary or appropriate in accordance with Code Section 409A and to avoid a plan failure under Code Section 409A(a)(1).

14.8  Legal Construction.

(a)  Severability.  If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b)  Gender and Number.  Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)  Governing Law.  To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

IN WITNESS WHEREOF, this Plan is executed as of the date approved by the Compensation Committee of the Board of Directors of the Company and ratified by the Board of Directors of the Company, the 29th day of March, 2010.

INNOTRAC CORPORATION
By : /s/ Scott D. Dorfman Scott D. Dorfman

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
12:00 a.m., Eastern Time on June 1, 2010.
Vote by Internet
• Log on to the Internet and go to
www.envisionreports.com/INOC
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
X
Annual Meeting Proxy Card
. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. .
A Election of Directors — The Board of Directors recommends a vote FOR the nominees listed for a three year term and FOR Proposal 2.
1. Election of Directors: For Withhold For Withhold
+
01 - Scott D. Dorfman
02 - Thomas J. Marano
For Against Abstain
2. Approval of Stock Award Plan - The Innotrac 2010 Stock
3. In accordance with their best judgment with respect to any other matters that may properly
Award Plan.
come before the meeting.
It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned.
B Non-Voting Items
Change of Address — Please print new address below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
This proxy is revocable at or at any time prior to the meeting. Please sign this Proxy exactly as name appears on the proxy. When signing as attorney, trustee, administrator, or guardian, please give your title as such. In the case of joint tenants, each joint owner must sign.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
21AV +
0171GA

. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. .
Proxy — INNOTRAC CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE JUNE 2, 2010
ANNUAL MEETING OF SHAREHOLDERS
The undersigned hereby appoints Scott D. Dorfman and George M. Hare, and each of them, the proxy of the undersigned at the Annual Meeting of
Shareholders of Innotrac Corporation (the “Company”) to be held on June 2, 2010 and any adjournment or postponement thereof.
THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ELECTION AS DIRECTOR OF THE PERSONS NAMED IN THE PROXY AND
ACCOMPANYING PROXY STATEMENT, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS
PROXY WILL BE SO VOTED.
THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” APPROVAL OF THE INNOTRAC 2010 STOCK AWARD PLAN AS DESCRIBED IN THE PROXY
AND ACCOMPANYING PROXY STATEMENT.
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.